UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2024

KEYSIGHT TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36334	46-4254555
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1400 Fountaingrove Parkway		95403
Santa Rosa	CA
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (800) 829-4444

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name on each exchange on which registered
Common Stock, par value $0.01 per share	KEYS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 21, 2024, Keysight Technologies, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). As of January 22, 2024, the Company’s record date for the Annual Meeting, there were a total of 174,668,998 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 156,956,811 shares of Common Stock or 90% were represented in person or by proxy and, therefore, a quorum was present.

The stockholders of the Company voted on the following items at the Annual Meeting:

1.Election of the Directors nominated by the Board of Directors.
2.Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2024.
3.Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers for fiscal year 2023.
4.Approval of the amendment and restatement of the Keysight Technologies, Inc. 2014 Equity and Incentive Compensation Plan.
5.Approval of the amendment and restatement of the Keysight Technologies, Inc. Employee Stock Purchase Plan.
6.Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to eliminate the supermajority voting requirement.
7.Consider, on a non-binding advisory basis, a stockholder proposal to adopt a simple majority voting standard under Keysight’s Amended and Restated Certificate of Incorporation and Bylaws.

Votes regarding the election of the director nominees were as follows:

				Broker
Nominee	For	Against	Abstain	Non-Votes	Uncast
Charles J. Dockendorff	111,501,675	29,089,895	777,174	15,888,067	0
Ronald S. Nersesian	133,505,492	7,703,166	160,086	15,888,067	0
Robert A. Rango	126,672,917	13,921,254	774,554	15,888,067	19
Based on the votes set forth above, each of the director nominees was duly elected to a new three year term.
The proposal to ratify the Audit and Finance Committee’s appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2024 received the following votes:

For	Against	Abstain	Broker Non-Votes	Uncast
154,499,789	2,271,198	185,824	0	0
Based on the votes set forth above, the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2024 was duly ratified.

The proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers for fiscal year 2023 received the following votes:

For	Against	Abstain	Broker Non-Votes	Uncast
128,927,226	12,101,048	340,470	15,888,067	0
Based on the votes set forth above, the compensation of the Company’s named executive officers for fiscal year 2023 was approved.

The proposal to approve the amendment and restatement of the Keysight Technologies, Inc. 2014 Equity and Incentive Compensation Plan received the following votes:

For	Against	Abstain	Broker Non-Votes	Uncast
131,537,849	9,634,429	196,466	15,888,067	0

Based on the votes set forth above, the amendment and restatement of the Keysight Technologies, Inc. 2014 Equity and Incentive Compensation Plan was approved.

The proposal to approve the amendment and restatement of the Keysight Technologies, Inc. Employee Stock Purchase Plan received the following votes:

For	Against	Abstain	Broker Non-Votes	Uncast
138,817,777	2,397,881	153,086	15,888,067	0
Based on the votes set forth above, the amendment and restatement of the Keysight Technologies, Inc. Employee Stock Purchase Plan was approved.

The proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to eliminate the supermajority voting requirement (the “Amendment Proposal”) received the following votes:

For	Against	Abstain	Broker Non-Votes	Uncast
140,845,299	376,754	146,691	15,888,067	0
The Amendment Proposal required 80% of the shares outstanding to vote in favor of the proposal for it to be approved. Based on the votes set forth above, 81% of the shares outstanding voted in favor of the Amendment Proposal. Accordingly, the Amendment Proposal was approved.

The advisory vote on the stockholder proposal to adopt a simple majority voting requirement received the following votes:

For	Against	Abstain	Broker Non-Votes	Uncast
96,232,013	44,828,056	308,614	15,888,067	61

Based on the votes set forth above, the advisory stockholder proposal to adopt a simple majority voting requirement was approved.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEYSIGHT TECHNOLOGIES, INC.

	By:	/s/ JoAnn Juskie
	Name:	JoAnn Juskie
	Title:	Vice President, Assistant General Counsel and
Assistant Secretary

Date: March 26, 2024

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